                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  APRIL 19, 2000



                                 SERACARE, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                 0-21781                  95-4343492
--------------------------------------------------------------------------------
(State or other            (Commission               (I.R.S. Employer
jurisdiction of            File Number)               Identification
incorporation)                                            Number)


1925 CENTURY PARK EAST, SUITE 1970, LOS ANGELES, CALIFORNIA  90067
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (310) 772-7777
                                                   -------------------


                           NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Total sequentially numbered pages in this document: 3.

ITEM 5. OTHER EVENTS.

On April 19, 2000, Mr. William J. Cone resigned his position as a director of SeraCare, Inc. Mr. Cone had no disagreement with the registrant on any matter relating to the registrants operations, policies or practices.

Mr. Cone was previously the president of the Consolidated Technologies Division of SeraCare, Inc. until February 29, 2000 when the division was sold to a subsidiary of Sybron International, Inc. In conjunction with such transaction Mr. Cone signed a consulting agreement with the acquiring company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             SERACARE, INC.



Date:  APRIL 25, 2000                      By:  /s/ BARRY D. PLOST
      -------------------                      ------------------------------
                                               Barry D. Plost
                                               Chairman of the Board, President
                                                 and Chief Executive Officer

                                            By: /s/ JERRYL. BURDICK
                                               ------------------------------
                                               Jerry L. Burdick
                                               Executive Vice President and
                                                 Chief Financial Officer


                                       3